UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS.

KAVILCO INCORPORATED 2010 ANNUAL REPORT

LETTER FROM THE PRESIDENT/CHIEF EXECUTIVE OFFICER

Greetings to our Shareholders,

This year Kavilco received two grants from the Natural Resources Conservation Service. Our Certified Forester, Clare Doig, was instrumental in applying for the grants and will manage them for Kavilco. The Forest Slash Treatment contract, in excess of $200,000.00, will benefit the regeneration of 232 acres of forest land on Kasaan Island, across from Kasaan. The Forest Stand Improvement contract is an overall conservation management system for forest lands that have established seedlings/trees that need managing and thinning. Both projects are fully funded by the U.S. Department of Agriculture with no cost to the Corporation.

We continue to work with the Organized Village of Kasaan (OVK) to restore Chief Son-I-Hat’s Whale House/Naay' Iwaans. The project is moving ahead slowly due to limited funding resources. OVK has taken advantage of a U.S. Forest Service program for kids to cut brush and clean the cemetery. Háw’ aa to OVK.

Next year, the Alaska Department of Transportation will begin a $1.3 million upgrade on the Dexter Wallace Boat Harbor in Kasaan. You may recall that many years ago, Kavilco issued an easement to the State of Alaska on the tideland property for the original construction.

It was announced at a recent City of Kasaan council meeting that funding in the amount of over $3 million, through the Alaska Health Consortium, will be used to upgrade Kasaan’s water system with a new water treatment plant and a 500-gallon holding tank. This project will bring water to the Kavilco shareholder subdivision.

On July 15, 2011, Kavilco entered into an agreement with OVK to lease the unoccupied Red Bunkhouse for use as office space by OVK. The term of the lease is 15 years. OVK has plans to totally renovate and restore the building at their own expense. When the lease term has ended, OVK will return the bunkhouse to Kavilco in the restored condition.

The economy continues to struggle, but through it all, Kavilco has been able to hold its own towards keeping our goal to maintain dividends on the same level as the most recent past years. Hopefully, the economy will improve in the near future and that will give us a chance to increase our earnings. We will strive to do our best to preserve our tradition, culture and history as we have worked to do all these many years. Your Board of Directors and management will continue to work in the best interests of all our shareholders. Thank you all for your concerns and support. We hope to see you at the Annual Meeting in Ketchikan on November 5, 2011.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO

LETTER FROM THE CHIEF FINANCIAL OFFICER

Greetings to our Shareholders,

It has been some time since we have reviewed our investment strategy and the problems we are confronted with in generating revenue, which ultimately translates into your dividend. In the latter 1980s, the Board of Directors decided that Kavilco should manage their portfolio similar to an income fund. In other words, income would take precedent over capital gains. Accordingly, we would concentrate primarily on bond investment to provide the lion’s share of the company’s income.

This was a great strategy during periods of rising interest rates. As you can see from the graph, the average annual interest rates on the 10-year Treasury, along with corporate bonds, peaked in 1994. This corresponds with higher shareholder dividends. There is one caveat to the graph. Treasury bonds have the lowest yields of all bonds. Our long- term strategy is to invest in corporate bonds which have a higher interest rate. This is the premium we receive because the risk of default and other economic issues can negatively impact the price of the bonds.

10-Year Treasury Bond graph goes here.

Due to the economic malaise that has plagued our economy, interest rates on all fixed income investments have been at historical lows. We hold our cash in money market funds pending an investment opportunity. These funds are virtually earning 0% interest. We are currently focused on purchasing corporate bonds with maturities in the 2019 range. As of mid-August of this year, if we could find a corporate bond that would fit our investment criteria, the yield would be around 2.6%, barely above the Treasury yield of 2.2% and hardly worth the risk.

We need an economic recovery before we’ll see a substantial uptick in interest rates. This will never happen under the current economic strategy professed by our elected and appointed officials. I strongly believe in Spanish philosopher George Santayana’s statement that,“Those who cannot remember the past are condemned to repeat it”“Condemned” has special relevance when you consider the current economic strategy of deficit spending by the Federal government to offset high unemployment. This approach is referred to as Keynesian economic theory and was first applied unsuccessfully during the Great Depression.

The Japanese economy crumbled in the early 1990s. They also tried the Keynesian approach by spending more money. Twenty-one years later and a mountain of public debt (234% Gross Domestic Product — U.S. is 99%) makes it the most indebted developed country in the world. Their economy and stock market have yet to recover from the glory days of the 1980s. Like the Japanese, U.S. economic advisors ignored history and jumped into Keynesianism as an answer to our economic woes. Over two years and one trillion dollars later our unemployment rate has hovered around 9%, the dollar has lost value, the housing market has gotten worse, the stock market has surrendered all of its gains for the year, there is a possibility of a double dip recession, and our debt has been downgraded. As you can see, “condemned” has special relevance to our current economic situation.

For some reason, when pundits discuss economic history they go no further back then the Great Depression of the 1930s. Granted, it was a whopper no matter what economic indicator you look at. But there was another 20th century recession that is totally ignored. Eighty-eight years ago Calvin Coolidge took office upon the sudden death of President Harding. The Harding-Coolidge administration faced a tough recession from 1919-1921. But unlike the current administration, President Coolidge and his Vice President, Charles G. Dawes, cut taxes, balanced budgets and slashed government spending, reducing federal debt by over a third in a decade. With tax cuts in place, luxuries of the rich quickly became middle-class. Per-capita income increased 37% and was used to purchase affordable cars and radios, and ushered in the Roaring Twenties.

The aforementioned discussion is my opinion. I believe history will support my contention that the consumer coupled with business investment, not government intervention, will lead us back to a vibrant economy. Until then, interest rates will stay at historical lows.

The corporation has suffered a major loss with the passing of Erma Lawrence. It wasn’t just the opening prayer at the annual meeting, but her insightful questions and appreciation for the Board of Directors management of the corporation. At the conclusion of the annual meeting we would have nice long talks. I was fascinated with the history of her family and all the wonderful pictures dating back to the turn of the Twentieth Century. I have never seen one person so packed with energy as Erma. I’ll definitely miss her.

Sincerely,

/s/ Scott Burns

Scott Burns
Chief Financial Officer

30 YEARS OF DIVIDEND DISTRIBUTIONS

1980 Initial Distribution	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000

Total Distributions	$45,965,039

Per 120 Original Shareholders	$383,042

INDEPENDENT AUDITOR'S REPORT

[MOSS ADAMS LETTERHEAD]

To the Shareholders and Board of Directors
 Kavilco Incorporated (An Investment Company)

We have audited the accompanying statement of assets and liabilites, including the schedule of investments, of Kavilco Incorporated (the "Company") as of December 31, 2010, and the related statement of operations for the year then ended, and statements of changes in net assets for the years ended December 31, 2010 and 2009, and the financial highlights for the years ended December 31, 2010 through 2006. These financial statments and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting priniciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned by correspondence with the custodian and review of legal title to real estate as of December 31, 2010. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial satements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2010 and 2009, and the financial highlights for the years ended December 31, 2010 through 2006 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 4, the financial statements include real estate valued at $3,588,815 in 2010, whose value has been determined by management in the absence of a readily ascertainable fair value.

/s/ Moss Adams LLP

Seattle, Washington February 24, 2011

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

ASSETS
Investments in securities, at fair value (cost $32,283,778)	$35,036,047
Real estate, at fair value (cost $1,054,089) (Note 4)	3,588,815
Cash and cash equivalents	1,084,384
Interest receivable	576,203
Premises and equipment, net	1,557
Prepaid expenses and other assets	12,630

Total assets	40,299,636

LIABILITIES
Accounts payable and accrued expenses	41,035
Dividends payable	135,685

Total liabilities	176,720

NET ASSETS	$40,122,916

Net assets consist of:
Distributable earnings (Note 10)	$5,415,114
Contributed capital	34,707,802

Net assets	$40,122,916

Net asset value per share of Class A and Class B common stock ($40,122,916 divided by 12,000 shares outstanding) (Note 9)	$3,344

See accompanying notes.

Kavilco Incorporated

(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 87.4%
U.S. Corporate Obligations - 85.6%
Chemical Industry - 5.9%
The Dow Chemical Company, 5.900%, due February 15, 2015	610,000	$675,386
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,699,017
Total Chemical Industry		2,374,403

Communications - 15.4%
Verizon NE Inc., 6.500%, due September 15, 2011	1,000,000	1,038,890
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,515,835
AT&T, 5.100%, due September 15, 2014	1,250,000	1,367,625
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	1,993,440
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	282,812
Total Communications		6,198,602

Consumer, Cyclical - 9.3%
Dayton Hudson, 8.600%, due January 15, 2012	100,000	106,779
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,097,550
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,353,657
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,155,780
Total Consumer, Cyclical		3,713,766

Consumer, Non-cyclical - 10.0%
Clorox Company, 6.125%, due February 1, 2011	1,000,000	1,003,960
Yum! Brands Inc., 8.875%, due April 15, 2011	1,000,000	1,022,140
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	757,547
McDonald's Corp., 5.300%, due March 15, 2017	500,000	557,005
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	291,017
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	376,005
Total Consumer, Non-cyclical		4,007,674

Diversified Company Industry - 5.5%
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,381,128
Fortune Brands Inc., 6.375%, due June 15, 2014	500,000	541,885
ITT Corp., 6.125%, due May 1, 2019	250,000	281,795
Total Diversified Company Industry		2,204,808

Energy - 11.8%
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	87,563
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,476,783
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,178,930
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	506,603
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,492,897
Total Energy		4,742,776

Financial - 1.6%
Boeing Capital Corp., 6.500%, due February 15, 2012	500,000	530,675
American Express Credit Co., 5.300%, due December 2, 2015	117,000	126,754
Total Financial		657,429

Paper & Forest Products Industry - 1.6%
International Paper, 9.375%, due May 15, 2019	500,000	643,145

Technology - 8.7%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	2,112,420
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,095,466
Oracle Corp., 5.000%, due July 18, 2019	250,000	271,250
Total Technology		3,479,136

Transportation - 8.0%
CSX Corp., 6.750%, due March 15, 2011	450,000	455,076
CSX Corp., 5.500%, due August 1, 2013	964,000	1,050,133
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,075,350
FedEx Corp., 8.000%, due January 15, 2019	500,000	616,780
Total Transportation		3,197,339

Utilities - 7.8%
Dominion Resources Inc., 5.000%, due March 15, 2013	1,000,000	1,074,240
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	641,682
American Electric Power, 5.250%, due June 1, 2015	50,000	54,866
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,352,325
Total Utilities		3,123,113

Total U.S. Corporate Obligations (cost $31,828,316)		34,342,191

U.S. Common Stock - 1.4%
Computer Software & Services - 0.3%
Microsoft Corp.	3,640	101,592

Drug Industry - less than 1%
Sanofi-Aventis-ADR	600	19,338

Electric Utility - 0.4%
Consolidated Edison Inc.	600	29,742
Duke Energy Corp.	700	12,467
NSTAR	600	25,314
Progress Energy Inc.	600	26,088
Scana Corp.	700	28,420
Southern Company	600	22,938
Total Electric Utility		144,969

Exchange Traded Funds - 0.1%
iShares Investment Grade Corp. Bonds	200	21,688
SPDR Gold Trust	50	6,936
Total Exchange Traded Funds		28,624

Food Processing - 0.1%
Unilever PLC	800	24,704

Natural Gas (Diversified) - 0.1%
ONEOK Inc.	600	33,282

Petroleum Industry - 0.1%
Royal Dutch Shell PLC	400	26,712

Real Estate Investment Trust - 0.2%
AvalonBay Communities	400	45,021
Ventas Inc.	600	31,488
Total Real Estate Investment Trust		76,509

Telecommunications Services - 0.2%
AT&T	800	23,504
CenturyTel Inc.	800	36,936
Frontier Communications Corp.	192	1,868
Verizon Communications Inc.	800	28,624
Total Telecommunication Services		90,932

Total Common Stock (cost $353,832)		546,662

Publicly Traded Partnerships - 0.4%
Oil/Gas Distribution - 0.4%
Buckeye Partners LP	500	33,415
Energy Transfer Partners LP	600	31,092
Kinder Morgan Energy Partners	500	35,135
Plains All American Pipeline	400	25,116
Suburban Propane Partners LP	400	22,436
Total Oil/Gas Distribution		147,194

Total Publicly Traded Partnerships (cost $101,630)		147,194

Total Investments in Securities (identified cost $32,283,778)		$35,036,047

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
Interest	$1,742,037
Dividends	31,217

Total investment income	1,773,254

EXPENSES
Salaries and benefits	352,053
Directors' compensation and expenses	243,863
Legal and accounting	68,498
Custodian	22,656
Insurance	71,658
Office and equipment leases	68,684
General and administrative	66,514

Total expenses	893,926

Net investment income	879,328

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	9,151
Net increase in unrealized appreciation on investments	566,554

Total realized and unrealized gain on investments	575,705

NET OPERATING INCOME	1,455,033
OTHER INCOME (Note 13)	105,015

TOTAL INCOME BEFORE INCOME TAXES	1,560,048
INCOME TAX BENEFIT (Note 2)	416,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,976,048

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$879,328	$940,207
Net realized gain on investments	9,151	-
Net increase in unrealized appreciation on investments	566,554	3,938,724
Other income	105,015	264,468
Income taxes	416,000	(416,000)

Net increase in net assets resulting from operations	1,976,048	4,727,399

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (Note 10)	(1,032,000)	(1,236,002)

Total increase in net assets	944,048	3,491,397
NET ASSETS
Beginning of year	39,178,868	35,687,471

End of year	$40,122,916	$39,178,868

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31, 2006 TO 2010

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$3,264.90	$2,973.95	$3,151.32	$3,130.83	$3,139.92

Income from investment operations
Net investment income	73.28	78.35	68.36	78.45	77.30
Net realized and unrealized gain (loss) on investment transactions	47.98	328.23	(165.32)	29.81	(3.72)
Net other income	8.75	22.04	14.59	11.23	6.08
Income taxes	34.67	(34.67)	-	-	-

Total from investment operations	164.68	393.95	(82.37)	119.49	79.66

Less dividends and distributions (Note 10)	(86.00)	(103.00)	(95.00)	(99.00)	(88.75)

Net asset value, end of year	$3,343.58	$3,264.90	$2,973.95	$3,151.32	$3,130.83

Total return	4.93%	12.07%	(2.77%)	3.79%	2.54%

SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$40,123	$39,179	$35,687	$37,816	$37,570
Ratio to average net assets
Expenses	2.25%	2.41%	2.34%	2.30%	2.12%
Net investment income	2.22%	2.50%	2.23%	2.49%	2.46%
Portfolio turnover rate	8.68%	6.07%	28.85%	45.74%	41.82%

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 1 - Organization
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act (“ANCSA”) of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state’s land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the “Act”). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company’s investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the board of directors.

Note 2 - Summary of Significant Accounting Policies
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

Valuation of Investments - All investments are recorded at their estimated fair value, as described in Note 3.

Cash and Cash Equivalents - The Company considers all highly liquid instruments with an original or purchased maturity of three months or less to be cash equivalents.

Investment Transactions and Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the specific identification method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes - The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

Effective January 1, 2009 the Company adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740-10, relating to accounting for uncertain tax positions. ASC 740-10 prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties and disclosures required.

During 2009, the Company identified an uncertain tax position relating to the receipt of ANCSA Section 7(i) payments. The Internal Revenue Code requires that a registered investment company derive at least 90 percent of its gross income from dividends, interest, income from securities loans, and gains (without including losses) from the sale or other disposition of stocks or securities or foreign currencies, or other income derived with respect to the registered investment company's investing in stock, securities, or currencies. It was uncertain whether ANCSA Section 7(i) payments qualify as income derived from the Company's investing in stock, securities or currencies in order to meet the 90 percent test and remain tax exempt. As a result, the Company recognized $416,000 as a liability for unrecognized tax benefits at December 31, 2009. During 2010, the Company obtained an opinion from securities counsel that concluded the Company's right to receive ANCSA Section 7(i) payments is a "security" as defined under the Investment Company Act of 1940, as amended, and therefore qualifies as investment income. At December 31, 2010, the Company has no uncertain tax positions that would result in an unrecognized tax benefit. The Company reversed the income tax reserve of $416,000 recorded at December 31, 2009.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Management Fees - The investment management of the Company’s portfolio is performed by an employee of the Company. In lieu of a management fee, payment for this service is part of the employee’s annual compensation.

Directors’ Compensation and Expenses - The board of directors of the Company receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events - Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are available to be issued. The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing the financial statements. The Company's financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued. The Company has evaluated subsequent events through February 24, 2011, which is the date the financial statements were available to be issued.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relates to the valuation of real estate (Note 4). It is possible the estimated fair value may differ significantly from the amount that might ultimately be realized in the near term, and the differences could be material.

Note 3 - Fair Value Measurements
The Company utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. generally accepted accounting principles (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company's own assumptions about the assumption a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Company's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads as provided by Interactive Data Corp. Corporate bonds are generally categorized in level 2 of the fair value hierarchy.

Publicly traded partnerships. Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Real Estate. Real estate is carried at fair value as determined in good faith by management of the Company and approved by the board of directors. Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Based on the inherent uncertainty of valuation, however, the estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material (Note 4). This investment is included in level 3 of the fair value hierarchy.

The following table presents information about the Company's assets measured at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Balance as of December 31, 2010

ASSETS
Investments
U.S. corporate obligations	$-	$34,342,191	$-	$34,342,191
Common stock	546,662	-	-	546,662
Publicly traded partnerships	147,194	-	-	147,194
Real estate	-	-	3,588,815	3,588,815

	$693,856	$34,342,191	$3,588,815	$38,624,862

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of December 31, 2010, no significant transfers between Level 1 or 2 occurred.

The following table is a reconciliation of assets for which level 3 inputs were used in determining value:

Real Estate

Beginning balance	$3,588,815
Total realized gain (loss)	-
Change in unrealized gain (loss )	-
Cost of purchases	-
Proceeds from sales	-
Net transfers in/out of level 3	-

Ending balance	$3,588,815

The Company recognizes transfers in and out of Level 3 at the end of the reporting period. As of December 31, 2010, no transfers in and out of Level 3 occurred.

Note 4 - Real Estate
The financial statements include real estate valued at $3,588,815 in 2010, whose value has been determined by management in the absence of readily ascertainable fair values. The board of directors approved this fair value estimate of the real estate.

At December 31, 2010, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. And in 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2010, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

It is possible the estimated fair value for this investment may differ from the amount that might ultimately be realized in the near term, and the difference could be material.

Note 5 - Trading Risk
In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company’s exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company’s portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company’s exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6 - Investment Transactions
Purchases of investment securities (consisting of corporate obligations, common stock, and publicly traded partnerships) aggregated $3,505,193 for the year ended December 31, 2010, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $2,994,937 for the year ended December 31, 2010.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,773,003 and $20,734, respectively, for the year ended December 31, 2010.

Note 7 - Premises and Equipment
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,904 for the year ended December 31, 2010.

Building	$154,369
Furniture, fixtures, and equipment	80,869

235,238
Less accumulated depreciation	233,681

$1,557

Note 8 - Lease Obligation
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2011. Rent expense for the year ended December 31, 2010 was $44,803, which is included in the office and equipment leases expense on the statement of operations. Future minimum lease commitments under this non-cancelable operating lease are approximately $33,354 for the year ending December 31, 2011.

Note 9 - Net Assets
Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company’s capital structure is as follows:

Common stock:
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10 - Dividends and Distributions to Shareholders
On March 12, 2010, a distribution of $22 per share was declared. The dividend was paid on March 26, 2010 to shareholders of record on March 16, 2010. On November 5, 2010, a distribution of $64 per share was declared. This dividend was paid on November 22, 2010 to shareholders of record on November 8, 2010.

The tax character of distributions paid during 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,022,849	$1,236,002
Long-term capital gain	9,151	-

	$1,032,000	$1,236,002

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$128,119

Net unrealized appreciation on:
Investments	2,752,269
Real estate	2,534,726

$5,415,114

Note 11 - Schedule of Investments
Investments are categorized by type, country and industry. The industry category represents management’s belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12 - Pension Plan
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant’s compensation to the plan. The Company’s contributions during the year ended December 31, 2010 totaled $54,772.

Note 13 - Other Income
Other income represents income earned as a result of ANSCA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders. Other income also includes approximately $21,000 of lease income.

ITEM 2.	CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2010 and 2009, Moss Adams LLP performed the following professional services.

	2010	2009
Audit fees	$45,292.50	$37,162.50
Audit related fees	$0	$0
Tax fees	$4,425.00	$4,000.00

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the third fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: October 7, 2011